UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K/A

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported) April 12, 2004
                                                 -------------

                             Nofire Technologies, Inc
                             -----------------------
               (Exact Name of Registrant as Specified in Charter)


          Delaware                       0-19945              22-3218682
          --------                       ---------              ----------
(State or Other Jurisdiction            (Commission            (IRS Employer
      of Incorporation)                 File Number)       Identification No.)


                 21 Industrial Ave, Upper Saddle River, New Jersey 07458
               ---------------------------------------------------
               (Address of principal executive offices; zip code)

Registrant's telephone number, including area code (201) 818-1616
                                                   --------------

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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

(a)(1)
(i)Wiss & Co., LLP ("Wiss") resigned as the Registrant's principal Independent accountant effective April 12 2004.

(ii) The Registrant engaged " Wiss" as the principal accountant in July 1995. Since that time, " Wiss" has reviewed all of the Registrant's financial statements.

(iii) The decision to change accountants was approved by the Board of Directors of the Registrant.


(iv) During the fiscal years August 31, 2002 and 2003,there were no disagreements with "Wiss" on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the former accountant's satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its report.





    The Company's financial statements for the fiscal years ended August 31, 2002 and 2003, contained no adverse opinion or disclaimer of opinion or was modified as to uncertainty, audit scope, or accounting principles, in accordance with item 304(a)(1)(ii) of Regulation S-B.

(a)(2) Radin Glass & Co. LLP. has been engaged as the principal accountant to audit the Registrant's financial statements effective as of April 12, 2004

(c) Exhibits.

16.1 Letter regarding changes in certifying accountant.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            Nofire Technologies Inc

Date: April 26, 2004                       By:  /s/Samuel Gottfreid
                                                 -----------------
                                                Chief Executive Officer

                                           By:  /s/Sam Oolie
Date: April 26,2004                             ---------------------
                                                Chief Financial Officer